1 st Quarter 2013 Investor Presentation Exhibit 99.1

Cautionary Statements
This presentation contains certain performance measures
determined by methods other than in accordance with
accounting principles generally accepted in the United States of America (“GAAP”) . Management of Ameris Bancorp (the
“Company”) uses these non-GAAP measures in its analysis of
the Company’s performance . These measures are useful
when evaluating the underlying performance and efficiency
of the Company’s operations and balance sheet. The
Company’s management believes that these non-GAAP
measures provide a greater understanding of ongoing
operations, enhance comparability of results with prior
periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management
believes that investors may use these non-GAAP financial
measures to evaluate the Company’s financial performance
without the impact of unusual items that may obscure trends
in the Company’s underlying performance . These disclosures
should not be viewed as a substitute for financial measures
determined in accordance with GAAP, nor are they
necessarily comparable to non-GAAP performance measures
that may be presented by other companies . Tangible
common equity and Tier 1 capital ratios are non-GAAP
measures . The Company calculates the Tier 1 capital using
current call report instructions . The Company’s management
uses these measures to assess the quality of capital and
believes that investors may find them useful in their
evaluation of the Company. These capital measures may, or
may not be necessarily comparable to similar capital
measures that may be presented by other companies.
This presentation may contain statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934 , as
amended . The words “believe”, “estimate”, “expect”,
“intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The
Company undertakes no obligation to publicly update or
revise any forward-looking statements, whether as a result
of new information, future events or otherwise . Readers are cautioned that any such forward-looking statements are not
guarantees of future performance and involve risks and
uncertainties and that actual results may differ materially
from those indicated in the forward-looking statements as a
result of various factors . Readers are cautioned not to place undue reliance on these forward-looking statements and are
referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors
that may impact the Company’s results of operations and
financial condition.

Nashville
Charlotte
Greenville
Columbia
Atlanta
Augusta
Macon
Montgomery
Beaufort
Charleston
Hilton Head
Savannah
Albany
Tifton
Dothan
MOULTRIE
Mobile
Brunswick
Valdosta
Tallahassee
Jacksonville
Panama City
Gainesville
Orlando
Tampa
Ameris Bank Locations
Ameris Bank Mortgage Locations

Corporate Profile
• Headquartered in Moultrie, Georgia
• Founded in 1971 as American Banking
Company
• Historically grown through acquisitions of
smaller banks in areas close to existing
operations
• Recent growth through de novo expansion
strategy and 10 FDIC-assisted transactions
• Four state footprint with 57 offices
• Approximately 820 FTEs managing 200,000
core customer accounts
• Assets – $2.9 billion
Loans – $2.0 billion
Deposits – $2.5 billion

Management and Board Ownership of Approximately 7%
Experienced Management Team
Name, Position
Experience
(Banking / Ameris)
Previous Experience
Edwin W. Hortman Jr.
Chief Executive Officer
Andrew B. Cheney
EVP & Chief Operating Officer
Dennis J. Zember Jr.
EVP & Chief Financial Officer
Jon S. Edwards
EVP & Chief Credit Officer
Stephen A. Melton
EVP, Chief Risk Officer
Cindi H. Lewis
EVP, Chief Administrative Officer
T. Stan Limerick
EVP, Chief Information Officer
Colony Bankcorp, Inc.
Barnett Bank, Mercantile Bank
Flag Financial Corporation
NationsBank, Federal Reserve
Columbus Bank & Trust
(lead bank SNV)
Officer at Ameris Bank since 1987
Whitney National Bank
32/14
36/3
19/7
28/13
32/2
36/36
7/1

Current Focus
Realize the positive impacts of our Earnings Strategies
•
Continue to drive double digit growth in loans and low-cost/no-cost funding.
• Design and implement strategies to build more efficient banking platform.  Rationalize branch network and position Bank for faster growth in assets.
• Build additional non-interest income lines of businesses to drive revenue towards the top quartile of our peer group.  Leverage premier mortgage platform for better profitability.
• Recognize a reduction in credit related expenses commensurate with the significant reduction in classified and non-accrual assets.
Position Ameris Bank as a Consolidator in our 4 Southeastern States
• Complete Integration of Prosperity Bank by end of 3Q 2013 and be at a full run rate on forecasted accretion by January 1, 2014.
• Traditional M&A – Continue to build relationships  with potential merger partners as the pipeline of opportunities in our footprint grows.
• FDIC Assisted acquisitions – Slowing pipeline of opportunities with mostly non-loss share opportunities.  Markets still have troubled and weakened institutions that will fail but our interest is shifting to more traditional M&A.

(1) Excludes covered assets, where applicable
First Quarter Update
dollars in millions, except per share data Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13
Change
BALANCE SHEET
Assets $3,043 $2,920 $2,949 $3,019 $2,862
(5.95)%
Loans, net 1,949 1,941 2,015 2,007 1,996
2.41
Tang Common Equity / Assets 7.95% 8.41% 8.27% 8.23% 8.83%
11.07
Tangible Book Value $10.15 $10.29 $10.23 $10.39 $10.57
4.14
PERFORMANCE
Pre-tax, pre-credit earnings $13,634 $14,700 $13,728 $13,728 $14,281
4.75%
as a percentage of average assets 1.84% 1.99% 1.86% 1.82% 2.00%
Revenue (ex acquisition gains) $34,954 $37,756 $38,069 $40,672 $39,698
13.57
as a percentage of average assets 4.59% 5.17% 5.16% 5.39% 5.55%
OPEX (ex credit costs) $21,507 $23,200 $25,104 $24,993 $24,040
11.78
as a percentage of average assets 2.83% 3.18% 3.41% 3.31% 3.36%
Diluted earnings per share 0.19 0.07 0.04 0.15 0.20
5.26
Net interest margin (TE) 4.48% 4.66% 4.52% 4.72% 4.79%
6.92
Efficiency ratio (ex credit costs) 61.53% 61.45% 75.68% 65.70% 60.56%
(1.58)
CREDIT QUALITY
(1)
NPAs / Assets 3.03% 2.89% 2.58% 2.61% 2.72%
(10.23)%
Classified Assets / Capital 35.07 32.05 31.44 33.45 31.7
(9.61)
Reserves / Loans 2.17 1.92 1.80 1.63 1.57
(27.65)
Reserves / NPLs 54.90 58.98 67.76 60.67 62.39
13.64

• Diversified loan portfolio across five regions
– Inland Georgia – 51%
– Coastal Georgia – 15%
– Alabama – 8%
• In-house lending limit of $7.5 million versus $75 million legal limit
– 5 loans greater than $5 million
• Loan participations less than 1.00% of total loans
• Aggressive management of concentrations of credit
•
Top 25 relationships
are only 9.6% of total loans

– South Carolina – 13%
– Florida – 13%
Loan Type
Average Loan
Size Average Rate
Investor CRE $    425,335 5.15%
C&D 100,350 5.25
Residential 71,248 5.64
C&I 59,384 4.98
O/O CRE 306,921 5.50
Covered loans 143,720 5.38
Consumer 6,579 6.56
Agriculture 110,196 5.70
Total $     80,464 5.44%
Loan Portfolio Detail
Loan Portfolio Detail – 3/31/13
Agriculture
9%
C&I
7%
Construction
6%
Non-owner
occupied CRE
15%
Owner
Occupied CRE
15%
Consumer
Installment &
Residential
20%
Covered
28%

Loan Pipeline EOQ (in millions)
$160
$120
$80
$40
$0
$57.9
$80.8
$67.2
$95.0
$127.4
$139.0
$147.2
$139.2
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

8

Loan Portfolio –
strong loan pipelines
• Leveraging presence in new markets (top five markets
account for 70% of pipeline: Atlanta, Jacksonville,
Columbia, Savannah, Charleston
•
Upgrading production positions in key markets: limited
changes to expense base but higher levels of quality
production
•
Expanding Mortgage Strategy: Jumbo mortgages,
wholesale, warehouse LOC
•
Leveraging Agricultural expertise:  better yields than in
CRE due to limited competition
• Specialty lines of business that would diversify loan
portfolio
• Yields on current production approximately
5.13%
• 2/3
rds
of production is with existing customers –
higher rates (40bps-50bps from relationships)
• Diversified loan types – not solely chasing CRE
or competing with low rates that do not
compensate for term or quality

Growth in Loan Pipelines Lending Strategies
Pipeline Opportunities by Type
1 – Loan pipeline amounts consist of all loans management has deemed a 75% or better likelihood of closing.
1
Comm'l, Finc'l
& Agriculture,
34.9%
Commercial
R/E, 48.3%
Construction,
1.8%
Residential
R/E, 15.0%

• $11.5 million
- Largest Relationship has  over 3.0x debt coverage, backed by taxing authority of one of our local markets.
• 1.75x
– Weighted average debt coverage of our 25 largest relationships.
• 64%
- Weighted average loan to value on our 25 largest relationships.
Loan Portfolio
Diversified through smaller relationships as well
Portfolio comprised of smaller relationships
Relationship Totals in Legacy Portfolio (in millions)
Rank Total O/S % of total
Top 10 $      81.81 5.64%
Top 50 $    242.53 16.72%
Top 100 $    376.12 25.93%
Top 200 $    544.95 37.57%
Top 300 $    659.13 45.44%
$11.53
$4.23
$3.11
$2.24
$1.69
$0
$4
$8
$12
25 50 75 100 125 150
Number of Loan Relationships

• $0.44 per share –
Additional earnings embedded in today’s Balance Sheet vs. 2008.
Today’s deposit mix would have reduced interest expense by 30% in 2008, or $16.0 million.
• Built significant value in our core deposit base
• Focused largely on “Non-Rate Sensitive” deposits
Significant Value in Deposit Portfolio
Future revenue opportunity is large, and growing
Deposit Composition – 3/31/13
Deposit Composition – 12/31/08
nib, 10%
now/sav,
20%
mmda,
13%
Brokered
CDs, 10%
Retail
CDs, 46%
DDA, 19%
NOW &
Savings, 29%
MMDA, 23%
Retail Time,
27%
Brokered, 1%

FDIC Indemnification Asset
Managing towards the end of loss share protection
Bank
Acquisition
Date
Original
Indemnification
Asset (000's)
Current
Indemnification
Asset (000's)
% of Original
Indem Asset
Remaining
Months remaining
to collect
remainder¹
Original Estimate
of Losses (000's)
Current Estimate
of Losses (000's)²
Current Estimate
of Losses as a %
of Original
American United Oct-09 24,200 2,157 8.9% 20.9 30,250 13,815 45.7%
United Security Nov-09 21,640 2,068 9.6% 21.9 27,050 34,564 127.8%
Satilla Comm May-10 22,400 3,547 15.8% 27.9 28,000 25,031 89.4%
First Bank Jax Nov-10 11,307 5,801 51.3% 33.9 14,134 10,803 76.4%
Tifton Banking Dec-10 22,807 5,972 26.2% 34.9 28,509 27,098 95.1%
Darby B&T Dec-10 112,404 37,305 33.2% 34.9 160,577 144,747 90.1%
High Trust Jul-11 49,485 16,482 33.3% 41.8 61,856 52,439 84.8%
One Georgia Jul-11 45,488 15,601 34.3% 41.8 56,860 37,875 66.6%
Central Bank Ga Feb-12 52,664 30,324 57.6% 48.9 65,830 47,630 72.4%
362,395 119,255 32.9% 39.6 473,066 394,002 83.3%
1- Months remaining to collect remainder of indemnification asset is a weighted average based on the indemnification asset at 12/31/2012.
2 - Current Estimate of losses includes all losses incurred to date as well as reimbursable expenses plus expected losses not incurred for which there is a corresponding indemnification asset.

15%+ compounded annual growth rate in total
revenue over the last three years
Revenue has grown faster than earning assets
Significant amount of assets that will be
deployed over the next 3 years that will
significantly boost revenue and earnings
>30% - CGR for mortgage related
revenue
>21% - CGR for debit interchange
fees
>8% - CGR for analysis and
overdraft fees
•
• 2012 revenue gains boosted by growing loan portfolio and success in non-
interest income strategies.
• 2013-2015 strategy demands:
• Diversification of revenue with more emphasis on highly profitable non-interest income LOB’s that enhance ROA and reduce burden on capital leverage
• Protect our advantage from strong net interest margins with emphasis on creating a highly favorable funding mix

Earnings –
Continued Growth in Revenue
Revenue growth through this cycle with
opportunistic strategies:
•
•
•
•
•

Loans CDs
Quarter Yield Quarter Yield
Q4 '11 5.38% Q4 '11 0.67%
Q1 '12 5.48% Q1 '12 0.65%
Q2 '12 5.45% Q2 '12 0.54%
Q3 '12 5.28% Q3 '12 0.51%
Q4 '12 5.11% Q4 '12 0.44%
Q1 '13 5.13% Q1 '13 0.49%
• 79.6% of lost revenue from loan repricing covered by CD renewal savings.
• Management expects limited dilution (5-10bps) in NIM from balance sheet repricing and believes volume expansion can more than offset revenue impacts.
Earnings -
Net Interest Margin
Net Interest Margin
(2)
(%)
“Acquisition Yields”
(1) Maturity and Repricing Opportunity are amounts and yields maturing in the designated quarter
(2) Ameris bank net interest margin on a fully taxable-equivalent basis, excludes H/C level TRUPs

Non-Interest Income to Assets
NII / Avg Assets
Peers ($3 b - $10b)
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.84%
0.82%
0.93%
0.90%
0.97%
1.21%
1.34%
1.58%
1.59%
1Q 11
3Q 11
1Q 12
3Q 12
1Q 13

Quarterly Mortgage Revenue
5,000
4,000
3,000
2,000
1,000
0
450
382
930
1,209
1,475
3,001
3,740
4,768
4,464
1Q 11
3Q 11
1Q 12
3Q 12
1Q 13

Significant growth in mortgage revenue – currently all from retail activities
• Still hiring highly experienced, high volume teams
• Current retail production is $35mm per month, potential
and platform to double in 12-18 months
Wholesale activities gaining traction
• Hiring experienced relationship managers from large
wholesale players
• Larger volume opportunity in wholesale relative to retail
activities

Serious about building strength and diversification in non-
interest income sources
• Moving away from deposit charges
• Researching unique lines of business
• Momentum in our numbers coming from mortgage
revenue; we believe we can duplicate that strategy
with other LOBs by hiring expertise
Peer group comparison are banks greater than $3 billion
• BOLI income expected to incr by $1mm in 2013
Earnings –
Non-Interest Income

Earnings -
Corporate Restructure & Improved Efficiency
Details regarding the recently announced Corporate Restructuring:
Branch Rationalization –
• Closing 20% of our retail branch locations, either in smaller markets or areas where our market share is not sufficient to drive desired profitability.
• “At-risk” loans and non-CD deposits in these branches are $59.4 million and $104 million.  We expect to retain 71%
of the loans and 35% of the deposits.
•
Total OPEX for these 13 branches in 2012 were $6.45 million.  Non-interest income totaled $1.39 million.
•
Total expected improvement in operating expenses is $4.9 million in 2013 and $6.5 million in 2014.
Restructuring line divisions –
•
Restructuring sales and sales efforts in the bank to focus on larger, longer tenured commercial clients
•
Expected savings of $3.6 million resulting mainly from consolidation of 50 positions.
Re-distribution of corporate functions –
•
Re-distributing certain clerical & support functions to the field
•
Restructuring credit administration and approval process to streamline approval and support of smaller credits.
•
Expected savings of $2.4 million resulting mainly from consolidation of 38 positions.